Exhibit 10.32
AIRBUS S.A.S.
Memorandum of Understanding
for the Sale of A320 Family Aircraft
to
JETBLUE AIRWAYS CORPORATION
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Contents

DEFINITIONS	2
1. SCOPE	7
2. STANDARD SPECIFICATION AND CUSTOMIZATION	7
3. NEO OPTION AND RELATED MATTERS	8
4. DELIVERY SCHEDULE, [***] AND RELATED MATTERS	9
5. AIRCRAFT PRICING CONDITIONS	11
6. [***]	12
7. PAYMENTS	12
8. OTHER PROVISIONS	13
9. TIMELINE, CONDITIONS PRECEDENT AND SIGNATURES	13
10 CONFIDENTIALITY	14
11 LAW AND JURISDICTION	14
12. ASSIGNMENT	14
13. ENTIRE AGREEMENT	14
14. MODIFICATIONS AND DISCLAIMERS OF RELIANCE	15
15. COUNTERPARTS	15
APPENDIX 1 AIRCRAFT PRICE SUMMARY	17
APPENDIX 2 PRICE REVISION FORMULAE	17
APPENDIX 3 CUSTOMIZATION	17
APPENDIX 4 PERFORMANCE GUARANTEES	17
Privileged and Confidential
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Page i

THIS MEMORANDUM OF UNDERSTANDING (the “MOU”) is entered into this 17 day of June 2011 by
AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law, having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (“AIRBUS”)
and
JETBLUE AIRWAYS CORPORATION, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 118-29 Queens Boulevard, Forest Hills, New York 11375, United States of America (“JETBLUE”);
hereinafter each individually referred to as a “Party” and collectively as the “Parties.”
WHEREAS, the Parties wish to describe the principal terms on which they may enter into an agreement for the purchase by JETBLUE of certain Airbus aircraft, and
WHEREAS, the rights and obligations of the parties (other than the confidentiality obligations and the terms of Section 9 herein) are expressly subject to the provisions of Paragraph 9, including, among other things, boards of directors approvals and execution and delivery of a binding purchase agreement satisfactory to each of them.
NOW, THEREFORE, AND SUBJECT TO THE CONDITIONS PRECEDENT OF PARAGRAPH 9, IT IS AGREED AS FOLLOWS:
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

     DEFINITIONS
For all purposes of this MOU, except as otherwise expressly provided or unless the context otherwise requires, the following terms will have the following meanings:
A319 Airframe — any A319 Aircraft, excluding A319 Propulsion Systems therefor.
A319 Airframe Base Price— as defined in the applicable schedule set forth in Appendix 1 to this MOU.
A319 Backlog Aircraft — any or all of the A319 backlog aircraft that have been [***] pursuant to Paragraph 4.2(i).
A319 NEO Aircraft — any or all of the A319-100 model aircraft with NEO that have been [***] pursuant to Paragraph 4.2(ii).
A319 Propulsion Systems — as defined in Appendix 1 to this MOU or Paragraph 3.5, as the context may require.
A319 Propulsion Systems Base Price — as defined in Appendix 1 to this MOU.
A319 Standard Specification — the A320 Standard Specification Document Number D.000.02000, Issue 6, dated March 1, 2007, published by AIRBUS.
A320 Aircraft — any A320 aircraft firmly ordered under this MOU and subsequent Purchase Agreement.
A320 Airframe — any A320 Aircraft, excluding the A320 Propulsion Systems therefor.
A320 Airframe Base Price — as defined in the applicable schedule set forth in Appendix 1 to this MOU.
A320 Backlog Aircraft — any or all of the twenty-two (22) (of the total 52) A320-200 model aircraft originally to be sold by AIRBUS and purchased by JETBLUE pursuant to the Existing PA as of the date hereof to be sold by AIRBUS and purchased by JETBLUE pursuant to this MOU and the subsequent Purchase Agreement, as the case may be, together with all components, equipment, parts and accessories installed in or on such aircraft and the relevant A320 Propulsion Systems installed thereon.
A320 NEO Aircraft — any and all of the forty (40) firmly ordered A320-200 model aircraft with NEO to be sold by AIRBUS and purchased by JETBLUE pursuant to this MOU or subsequent Purchase
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Agreement, including A320 Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A320Propulsion Systems installed thereon upon delivery.
A320 Propulsion Systems — as defined in Appendix 1 to this MOU or Paragraph 3.5, as the context may require.
A320 Propulsion Systems Base Price — as defined in Appendix 1 to this MOU.
A320 Standard Specification — the A320 Standard Specification Document Number D.000.02000, Issue 7, dated March 1, 2007, published by AIRBUS.
A321 Aircraft — any A321 Aircraft firmly ordered under this MOU and subsequent Purchase Agreement.
A321 Airframe — any A321 Aircraft, excluding the A321 Propulsion Systems therefor.
A321 Airframe Base Price — as defined in the applicable schedule set forth in Appendix 1 to this MOU.
A321 Backlog Aircraft — any or all of the remaining thirty (30) (of the total 52) A320-200 model aircraft originally to be sold by AIRBUS and purchased by JETBLUE pursuant to the Existing PA as of the date hereof to be sold by AIRBUS and purchased by JETBLUE pursuant to this MOU and the subsequent Purchase Agreement as A321-200 model aircraft; and [***] pursuant to Paragraph 4.2(i), together with all components, equipment, parts and accessories installed in or on such aircraft and the relevant A321 Propulsion Systems installed thereon.
A321 NEO Aircraft — any or all of the A321-200 model aircraft with NEO that have been [***] pursuant to Paragraph 4.2(ii).
A321 Propulsion Systems — as defined in Appendix 1 to this MOU or Paragraph 3.5, as the context may require.
A321 Propulsion Systems Base Price — as defined in Appendix 1 to this MOU.
A321 Standard Specification — the A321 Standard Specification Document Number E.000.2000, Issue 4, dated 1st March 2007, published by AIRBUS.
AACS — Airbus Americas Customer Services, Inc., a corporation organized and existing under the laws of the state of Delaware, having its registered office located at 198 Van Buren Street, Suite 300, Herndon, Virginia 20170, or any successor thereto.
AET — Airbus Equivalent Thrust
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Revision Formula — as set forth in Part 1 of Appendix 2.
Aircraft — individually or collectively, the A319 Backlog Aircraft, the A320 Backlog Aircraft, the A321 Backlog Aircraft, the A319 NEO Aircraft, the A320 NEO Aircraft or the A321 NEO Aircraft, as the context may require.
Airframe Base Price — as defined for each Aircraft in Appendix 1 to this MOU.
BFE — means equipment that is identified in the Specification as being furnished by JETBLUE.
Backlog Aircraft— any or all of the A319 Backlog Aircraft, the A320 Backlog Aircraft and the A321 Backlog Aircraft, as the context may require.
Base Price of Propulsion Systems — as defined in Appendix 1 to this MOU, as applicable.
CFMI Leap-X1A24 Reference Price — as defined in Part 2 of Appendix 2.
CFMI Leap-X1A26 Reference Price — as defined in Part 2 of Appendix 2.
CFMI Leap-X1A32 Reference Price — as defined in Part 2 of Appendix 2.
CFM International Price Revision Formula — as set forth in Part 2 of Appendix 2.
[***]
Existing Purchasing Agreement or “Existing PA” — the purchase agreement between the parties dated as of April 20, 1999, as amended, from which fifty-two (52) A320-200 aircraft are transferred from and added to this MOU.
Final Aircraft Price — as defined in Paragraph 5.6.
Goods and Services — any goods, excluding Aircraft or aircraft, and services that may be purchased by JETBLUE from AIRBUS or any of its affiliates and subsidiaries.
IAE V2524-A5 Reference Price — as defined in Part 3 of Appendix 2.
IAE V2527-A5 Reference Price — as defined in Part 3 of Appendix 2.
IAE V2533-A5 Reference Price — as defined in Part 3 of Appendix 2.
International Aero Engines Price Revision Formula — as set forth in Part 3 of Appendix 2.
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Irrevocable SCNs — an SCN which is irrevocably part of the A319 NEO Specification, the A320 NEO specification or the A321 NEO Specification, as the context may require.
NEO Aircraft — the A319 NEO Aircraft, the A320 NEO Aircraft and the A321 NEO Aircraft, as the context may require.
New Engine Option or “NEO” — as defined in Paragraph 3.1.
Payment Date — as defined in Paragraph 7.2.
Predelivery Payments or “PDP” — as defined in Paragraph7.2.
Predelivery Payment Reference Price — as defined in Paragraph 7.2.
Propulsion Systems — means any or all of the A319 Propulsion Systems, A320 Propulsion Systems and the A321 Propulsion Systems, as the context may require.
Propulsion Systems Manufacturer — individually or collectively, CFM International, International Aero Engines, and Pratt and Whitney, as the context may require.
Propulsion Systems Reference Price — the CFMI Leap-XA124 Reference Price, CFMI Leap-XA126 Reference Price, CFMI Leap-XA132 Reference Price, IAE V2524-A5 Reference Price, IAE V2527-A5 Reference Price, IAE V2533-A5 Reference Price, PW1124G Reference Price, PW1126G Reference Price or the PW1133G Reference Price, as the context may require.
Purchase Agreement — as defined in Paragraph 1.2.
PW1124G Reference Price — as defined in Part 4 of Appendix 2.
PW1126G Reference Price — as defined in Part 4 of Appendix 2.
PW1133G Reference Price — as defined in Part 4 of Appendix 2.
SCN — as defined in Paragraph 2.2.
Sharklets — as defined in Paragraph 3.3.
Specification — means any or all of the A319 Standard Specification, the A320 Standard Specification and the A321 Standard Specification, as the context may require, if no SCNs are signed by the Parties. If SCNs are signed by the Parties, Specification will mean any or all of the A319 Standard Specification, the A320 Standard Specification and the A321 Standard Specification, as the context may require, as amended by all such SCNs.
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Taxes — means any present or future tax, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any governmental authority or any political subdivision or taxing authority thereof or therein.
The terms “herein,” “hereof” and “hereunder” and other words of similar import refer to this MOU, and not a particular paragraph thereof. The definition of a singular in this section will apply to plurals of the same words.
References in this MOU to an exhibit, schedule, article, section, subsection or Paragraph refer to the appropriate exhibit or schedule to, or article, section, subsection or paragraph in this MOU.
References in this MOU to any statute will be to such statute as amended or modified and in effect at the time any such reference is operative.
The term “including” when used in this MOU means “including without limitation” except when used in the computation of time periods.
Technical and trade terms not otherwise defined herein will have the meanings assigned to them as generally accepted in the aircraft manufacturing industry.
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

1. SCOPE
1.1	The purpose of this memorandum of understanding (“MOU”) is to set out the basic new terms and conditions offered by AIRBUS to JETBLUE for (i) the purchase of the A320 Backlog Aircraft and the A321 Backlog Aircraft [***], currently contracted for under certain terms and conditions as fifty-two (52) A320 aircraft under the Existing PA and (ii) a new order requested by JETBLUE for forty (40) A320 NEO Aircraft [***]. The Aircraft are subject to the conditions set out in Paragraph 9.

1.2	JETBLUE and AIRBUS intend to enter into one or more new purchase agreements that will include the principles set out in this MOU and also amend and supersede the Existing PA with respect to the Backlog Aircraft in order to, among other things, cancel the Backlog Aircraft therein and set forth all new terms and conditions applicable to the Aircraft in one or more new purchase agreements (the “Purchase Agreement”), subject to Paragraph 9 below.
2. STANDARD SPECIFICATION AND CUSTOMIZATION

	A319	A320	A321
Standard Specification	J.000.01000 Issue 6. March 1, 2007	D.000.02000 Issue 7, March 1, 2007	E.000.02000 Issue 4, March 1, 2007

Design Weights for Backlog Aircraft (MTOW/MLW/MZFW)	[***]	[***]	[***]

Design Weights for A320 NEO and A321 Neo Aircraft (MTOW/MLW/MZFW)	See Paragraph 3.4 below	See Paragraph 3.4 below	See Paragraph 3.4 below
2.1	JETBLUE has selected the International Aero Engines for all the Backlog Aircraft. Paragraph 3.5 below describes the engine choices available for the NEO Aircraft.

2.2	Appendix 3 hereto further details the customized specification for the Aircraft. The Standard Specification, for the Aircraft as amended by Appendix 3 or otherwise amended after the date hereof by written agreement between AIRBUS and JETBLUE in the form of a specification change notice (“SCN”), shall be referred to as the “Specification” for the Aircraft.

2.3	The availability of Sharklets for A320 Backlog Aircraft and A321 Backlog Aircraft delivering in 2013 remains subject to industrial and certification constraints, provided however that each such Backlog Aircraft scheduled to deliver in 2013, shall be delivered with Sharklets in accordance with the schedule set forth herein or shall be delivered, at a minimum, with respect to A320 Backlog Aircraft, with full Sharklets provisions.

2.4	AIRBUS is considering turning certain items (including but not limited to galleys and galley’s stowages), which are currently JETBLUE furnished equipment (“BFE”) in the Specification, into AIRBUS furnished equipment (“SFE”) and the parties agree that such BFE items, should they
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

become SFE, shall be [***]. The parties agree that should such BFE items become SFE items, the resulting new budget of the SCN and BFE for such items shall be [***].
3.	NEO OPTION AND RELATED MATTERS

3.1	AIRBUS also offers and Buyer shall purchase certain A320 family aircraft with a new engine option (the “New Engine Option” or “NEO”) applicable to the A319, A320, and A321 aircraft. The A320 family aircraft incorporating such NEO shall be referred to as the “NEO Aircraft” and the forty (40) incremental firm A320, A321 or A319 Aircraft ordered by JETBLUE pursuant to Paragraph 1 above shall be deemed NEO Aircraft.

3.2	The respective A319/A320/A321 NEO specifications shall be derived from the current A320 family specification, and are based on the new engines quoted below together with the required airframe structural adaptations as well as Aircraft systems and software adaptations required to operate such new engines

3.3	The NEO Aircraft specification shall incorporate the new large wingtip device (the “Sharklets”) currently designed by AIRBUS to enhance, among other things, the eco-efficiency and payload range performance of the A320 family aircraft.

3.4	The MLW and MZFW design weights shall be revised [***] to reflect the NEO as follows:

A320-200 : MTOW: [***]	MLW: [***] (*)	MZFW : [***] (*)
A321-200 : MTOW [***]	MLW: [***] (*)	MZFW : [***] (*)
A319-100 : MTOW: [***]	MLW: [***] (*)	MZFW : [***] (*)
(*): MLW and MZFW are indicative design weights representative of the NEO Aircraft. NEO design weights shall be updated with the final specification.
3.5	The NEO Aircraft will be equipped with a set of either of the engine models listed below. The engine type shall be selected by JETBLUE at its sole discretion and advised to AIRBUS by the time of signature of the Purchase Agreement [***]. Upon selection, each shall be referred to as “Propulsion Systems”.
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Aircraft Type	CFMI Leap-X	PW 1100 G
A319-100 NEO Aircraft	LEAP-X1A24 AET (23,500 lbf)	PW1124G AET (23,500 lbf)

A320-200 NEO Aircraft	LEAP-X1A26 AET (26,300 lbf)	PW1127G AET (26,300 lbf)

A321-200 NEO Aircraft	LEAP-X1A32 AET (32,100 lbf)	PW1133G AET (32,100 lbf)
AET means Airbus Equivalent Thrust
3.6	Each of the three (3) A320 family NEO airframe types (A319, A320, A321) are planned to be manufactured and certified by AIRBUS with each engine manufacturer (CFM and Pratt & Whitney) and each engine type and with revised design weight variants.

The first airframe / engine brand combination to be certified no later than shall be a NEO Aircraft of the A320 type. Further airframe/engine brand combinations will be determined by Airbus in light of commercial and industrial requirements.

Other airframe / engine combinations certification shall follow in sequence, with the objective to complete all firmly ordered airframe / engine combinations’ certification no later than [***].

3.7	Appendix 3 hereto further details the customized specification for the A320, A321 and A319 NEO Aircraft.
4. DELIVERY SCHEDULE, AND RELATED MATTERS
4.1 Delivery Schedule
(i)	The Aircraft shall be ready for delivery to JETBLUE at the respective Aircraft’s final assembly line according to the following scheduled delivery periods (the “Scheduled Delivery Periods”), provided that the first row setting forth the Existing PA schedule is provided purely for reference purposes.
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

	2011	2012		2013	2014	2015	2016	2017	2018	2019	2020	2021	Total
Existing PA order — A320	1 [***]	7 ([***]	)	7	12	15	10	—	—	—	—		52
New firm delivery schedule Backlog Aircraft	1 A320	7 A320		4 A320 3A321 **	9 A321 **	10 A321 **	2 A320 8 A321 **	8 A320					22 30
40 A320neo Aircraft	—	—		—	—	—	—	[***]*	[***]*	[***]	[***]	[***]	40
Total New JBU	1	7		7	9	10	10	[***]	[***]	[***]	[***]	[***]	92

*	Subject to NEO engine/airframe sequence of certification-schedule subject to change as per Paragraph 4.1 (iii) below

**	Subject to signature of SCNs, the [***] shall be delivered with [***] while the [***] shall be delivered with [***].
(ii)	The above delivery positions remain subject to prior sale or other disposition until fulfillment of the conditions set out in Paragraph 9 hereunder.

(iii)	The delivery schedule indicated above in Paragraph 4.1(i) may be [***]. Provided that the conditions set forth in Paragraph 9 below are fulfilled, and subject to the provisions of this Paragraph 4.1 (iii), AIRBUS shall reserve [***] or JETBLUE the deliveries stated in Paragraph 4.1(i).
(iv)	The Scheduled Delivery Periods are for Aircraft complying with the relevant Standard Specification and may be subject to review when the final Specification has been defined. Such Scheduled Delivery Periods will only be guaranteed if the Specification is finalized and BFE is received at dates consistent with the proposed Scheduled Delivery Periods.

(v)	AIRBUS and JETBLUE will, no later than [***].

4.2	[***]
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

5.	AIRCRAFT PRICING CONDITIONS

5.1 The detailed pricing for the Backlog Aircraft and the NEO Aircraft is attached as Appendix 1 hereto. All prices in Appendix 1 are (i) expressed in US dollars (ii) expressed in [***] delivery conditions, and (iii) subject to revision until delivery of the respective Aircraft in accordance with the Airbus Price Revision Formula, subject to Paragraph 6 below, the CFMI Price Revision Formula, the IAE Price Revision Formula or the PW Price Revision Formula, detailed in Appendix 2 attached hereto, as applicable.

5.2	The Base Price of Propulsion Systems pricing set forth in Appendix 1 for the Backlog Aircraft are computed from the IAE Reference Price as set forth in the IAE Price Revision Formula, attached hereto as Appendix 2, and will adjust up to the delivery of each respective Aircraft in accordance with such IAE Price Revision Formula.

5.3	The Reference Price of Propulsion Systems for the NEO Aircraft as set forth in Appendix 1 will (i) adjust up to the delivery of each respective Aircraft in accordance with either the CFMI Price Revision Formula or the PW Price Revision Formula, as applicable and (ii) correspond to the thrust rating defined for the respective Propulsion Systems in Paragraph 3.5 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

5.4	All Purchase Incentives as set forth in Appendix 1 hereto (excluding [***]), shall be made available to JETBLUE [***] and will be [***]. Unless JETBLUE gives AIRBUS notice to the contrary at least ten (10) days before delivery of the relevant Aircraft, the applicable Purchase Incentives will [***].

5.5	The availability of the engines for all Aircraft is subject to the agreement of the engine manufacturer. It is understood that the engine base and reference prices set forth in Appendix 1 and the engine price revision formulae set forth in Appendix 2 are based upon information received from the engine manufacturer and remain subject to modifications as may be issued from time to time by the engine manufacturer or any changes to the engine for these Aircraft. All engine concessions are for illustration purposes only, and subject to direct negotiation between JETBLUE and the engine manufacturers.

5.6	The Final price of each Aircraft at delivery (the “Final Aircraft Price”) will be the sum of:
(i)	the respective Airframe Base Price, adjusted to the date of delivery in accordance with the Airbus Price Revision Formula,

(ii)	the base price of (a) the Irrevocable SCNs (New Engine Option and installation of Sharklets) and (b) the Master Charge Engine, applicable only to the CFMI Leap-X Propulsion Systems, included in this MOU or in the Purchase Agreement, and both
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

adjusted to the date of each Aircraft delivery in accordance with the Airbus Price Revision Formula,

(iii)	the base price of all additional SCNs mutually agreed upon at or after signature of the MOU or Purchase Agreement and adjusted to the date of each Aircraft delivery in accordance with the Airbus Price Revision Formula,

(iv)	the reference price of the applicable Propulsion Systems, as quoted by the relevant Propulsion Systems manufacturer to AIRBUS and adjusted to the date of Aircraft delivery in accordance with the relevant Propulsion Systems manufacturer’s price revision formula, and

(v)	as the case may be, any amount from any other provisions of the Purchase Agreement and/or any other written between JETBLUE and AIRBUS.
6.	[***]

7.	PAYMENTS

7.1	[***]

In consideration of AIRBUS reserving for JETBLUE the terms and conditions, including the price conditions and deliveries, stated in this MOU, JETBLUE will pay to AIRBUS [***] per Aircraft (the “[***]”) (for an aggregate total of [***].

7.2	Predelivery Payments

7.2.1	AIRBUS and JETBLUE agree that, [***], the PDPs currently held by AIRBUS for the Backlog Aircraft under the Existing PA will be [***].

7.2.2	The Predelivery Payments for each Aircraft will amount to [***]. Such Predelivery Payments shall be paid to AIRBUS according to the following schedule:

Payment Date	Amount
[***]	[***] *

On the first day of the month that is:

[***]	[***]

[***]	[***]

[***]	[***]

TOTAL	[***]

*	Total amount of [***] for A320 NEO Aircraft, pursuant to Paragraph 7.1 above.
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

8.	OTHER PROVISIONS
8.1	[***]

8.2	WINGLET RETROFIT ON EXISTING FLEET OF A320-200 AIRCRAFT

AIRBUS will offer [***] to JETBLUE a certified winglet retrofit modification for its fleet of IAE powered in-service eligible A320-200 aircraft, [***], and for in-service availability no later than [***] (the “Winglet Retrofit”). If AIRBUS [***], then JETBLUE shall be entitled to terminate this MOU [***] by written notice to Airbus.

8.3	PRODUCT SUPPORT PACKAGE

AIRBUS will provide JETBLUE with a complete product support package for the Aircraft, including warranties, spares support, training (including the provision of A320/A321 aircraft differential data package), technical field support and A320 Backlog Aircraft, A321 Backlog Aircraft, and A320 NEO Aircraft performance guarantees. This product support package will be included in the Purchase Agreement.

The performance guarantees for the A320 Backlog Aircraft and the A321 Backlog Aircraft will be substantially similar in scope and content as set forth in the performance guarantee for A320 Aircraft in the Existing PA also adjusted to reflect the A320 Backlog Aircraft Specification.

The performance guarantees for the A320 NEO Aircraft will be substantially similar in scope and content as set forth in Appendixes 4A and 4B to this MOU.
9.	TIMELINE, CONDITIONS PRECEDENT AND SIGNATURES

9.1	Unless this MOU has been executed and delivered by both parties together with receipt by AIRBUS of [***] as set forth in Paragraph 7 above [***]) by June 21, 2011 (the “Expiration Date”), this MOU shall be deemed withdrawn and invalid.
9.2	(i)	This MOU, other than the confidentiality obligations and the terms of this Paragraph 9, will remain subject to (i) AIRBUS’ and JETBLUE’ s corporate and board approvals and (ii) execution of an Amendment to the Existing PA rescheduling certain Backlog Aircraft, both by no later than June 21, 2011 (the “Amendment”). Upon fulfillment of both (i) and (ii), this MOU shall become binding between JETBLUE and AIRBUS and
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

not subject to any other condition precedent except as set forth in Paragraph 9.2 (iii) below. Thereupon, [***], subject to Paragraph 9.2(iii), below.
(ii)	After execution of this MOU, the parties will also work in good faith to execute the Purchase Agreement by [***]. Notwithstanding the foregoing, the Parties acknowledge that failure to agree upon certain customary and material provisions in the Purchase Agreement after good faith negotiations, including but not limited to (i) liquidated damages (ii) performance guarantees, and (iii) warranties, shall give either Party the right to terminate by [***], this MOU without penalty or further obligation to the other Party, provided that [***].

(iii)	Notwithstanding anything to the contrary in this MOU, in the event AIRBUS [***] within the timeline described in Paragraph 8.2 above , then JETBLUE shall be entitled to terminate this MOU as set forth therein above.

(iv)	In the event of a termination in accordance with Paragraph 8.2 above, this MOU will then automatically and concurrently be null and void, except that (a) AIRBUS will [***], and (b) the parties agree that the Amendment will remain valid and in full force and effect, and all other terms and conditions applicable to the Backlog Aircraft shall, passim, be deemed to have remained in effect as set forth in the Existing PA prior to signature of this MOU and the parties shall undertake any such steps necessary to give effect to such reinstatement.
10	CONFIDENTIALITY

This MOU is subject to the terms contained in Clause 22.5 of the Existing PA.

11	LAW AND JURISDICTION

This MOU and the rights and obligations of the Parties will be governed by and construed in accordance with the laws of the State of New York. Any dispute arising hereunder will be referred to the Federal or State courts located in the Borough of Manhattan, New York City, New York, and each of the Parties irrevocably submits to and accepts such jurisdiction.

It is agreed that the United Nations Convention on Contracts for the International Sale of Goods will not apply to this MOU or to the agreements contemplated herein.

12.	ASSIGNMENT

The terms and conditions of this MOU may not be assigned by either Party to any third party without prior written consent of the other Party.

13.	ENTIRE AGREEMENT
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

This MOU constitutes the complete proposal by AIRBUS to JETBLUE with respect to the potential sale of the Aircraft that are the subject hereof. This MOU supersedes any previous issues, understandings, commitments or representations whatsoever, whether oral or written, in respect thereto with respect to the subject matter contained herein.

This MOU when executed will become fully binding to the extent provided in Section 9 hereof and constitute the entire agreement between the Parties (other than as provided in the immediately preceding Paragraph) and shall not be amended except by an instrument in writing of even date herewith or subsequent hereof executed by both Parties.

14.	MODIFICATIONS AND DISCLAIMERS OF RELIANCE

This MOU may not be amended or modified except in a writing signed by both Parties. The Parties disclaim, to the maximum extent permitted by law, any reliance upon any oral statements, acts, or omissions.

15.	COUNTERPARTS

This MOU may be executed by the Parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the Parties have caused this MOU to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

AGREED AND ACCEPTED

JETBLUE AIRWAYS CORPORATION		AIRBUS S.A.S.

By:	/s/ Dave Barger	By:	/s/ John J. Leahy

Its:	Chief Executive Officer	Its:	Chief Operating Officer, Customers
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX CONTENTS
APPENDIX 1 AIRCRAFT PRICE SUMMARY

A319	Backlog Aircraft
A319	NEO Aircraft
A320	Backlog Aircraft
A320	NEO Aircraft
A321	Backlog Aircraft
A321	NEO Aircraft
APPENDIX 2 PRICE REVISION FORMULAE

PART 1	AIRBUS PRICE REVISION FORMULA
PART 2	CFMI PRICE REVISION FORMULA
PART 3	IAE PRICE REVISION FORMULA
PART 4	PW PRICE REVISION FORMULA
APPENDIX 3 CUSTOMIZATION

A320	BACKLOG AIRCRAFT
A320	NEO AIRCRAFT
A321	BACKLOG AIRCRAFT
A321	NEO AIRCRAFT
APPENDIX 4 PERFORMANCE GUARANTEES
APPENDIX 4A A320 NEO PERFORMANCE GUARANTEE/CFM
APPENDIX 4B A320 NEO PERFORMANCE GUARANTEE/PW
PROPRIETARY AND CONFIDENTIAL

JBU — A319 BACKLOG AIRCRAFT PRICING SUMMARY
[***]

[***]

[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	=
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	=
[***]	[***]	[***]
[***]	[***]	=
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

JBU — A319 NEO AIRCRAFT PRICING SUMMARY
[***]

[***]

[***]			=
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	=
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]		[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]		[***]	[***]
[***]
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

JBU — A320 BACKLOG AIRCRAFT PRICING SUMMARY
[***]

[***]		[***]
[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]	[***]	[***]
[***]
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

JBU — A320 NEO AIRCRAFT PRICING SUMMARY
[***]

[***]
[***]			[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]		[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]		[***]	[***]
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

JBU — A321 BACKLOG AIRCRAFT PRICING SUMMARY
[***]

[***]
[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

[***]	[***]	[***]
[***]
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

JBU — A321 NEO AIRCRAFT PRICING SUMMARY
[***]

[***]
[***]			[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]		[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]		[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]		[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX 2
PART 1 AIRBUS PRICE REVISION FORMULA
1.1	Base Prices

The base prices (Airframe Base Price, SCN Budget, New Engine Option NEO, Sharklets, and Master Charge Engine) and the airframe purchase incentives ([***]) defined in Paragraph 5 and Appendix 1 to this MOU are subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions hereof.

1.2	Base Period

The base prices have been established in accordance with the average economic conditions prevailing in December 2008, January 2009, February 2009 and corresponding to a theoretical delivery in January 2010 as defined by “ECIb” and “ICb” index values indicated hereafter.

1.3	Indexes

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in: Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two (2) preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed report” (found in Table 6. “Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

1.4	Revision Formula

[***]
1.5 General Provisions
1.5.1	Rounding

The Labor Index average and the Material Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient shall be rounded to the nearest then thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The final factor shall be rounded to the nearest ten thousandth (4 decimals).

The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

1.5.2	Substitution of Indexes for Airbus Price Revision Formula

If;
(i)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Airbus Price Revision Formula, or

(ii)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

(iii)	the data samples used to calculate such Labor Index or such Material Index are substantially changed;

AIRBUS shall select a substitute index for inclusion in the Airbus Price Revision Formula (the “Substitute Index”).

The Substitute Index shall reflect as closely as possible the actual variance of the Labor Costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.

As a result of the selection of the Substitute Index, AIRBUS shall make an appropriate adjustment to the Airbus Price Revision Formula to combine the successive utilization of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.
1.5.3	Final Index Values
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

The index values as defined in Clause 1.4. hereof shall be considered final and no further adjustment to the basic prices as revised at delivery of the Aircraft shall be made after Aircraft delivery for any subsequent changes in the published index values.

1.5.4	Limitation

Should the sum [***].
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

PART 2 CFM INTERNATIONAL PRICE REVISION FORMULA (APPLICABLE TO ENGINES ON A320 NEO AND A321 NEO AIRCRAFT)
2.1	Reference Price of the Propulsion Systems

The Reference Price for a set of two (2) CFM INTERNATIONAL LEAP-X series engines is as follows:
US$[***] (US dollars — [***] for LEAP — X1A24

US$[***] (US dollars — [***]) for LEAP-X1A26

US$[***] (US dollars — [***]) for LEAP-X1A32
This Reference Price applies to the Engine type as specified in the MOU.

This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Clauses 2.4 and 2.5 hereof.

2.2	Reference Period

The Reference Price for a set of two (2) CFM INTERNATIONAL LEAP-X series engines has been established in accordance with the economic conditions prevailing for a theoretical delivery in [***] as defined by CFM INTERNATIONAL by the Reference Composite Price Index (CPI) [***].

2.3	Indexes

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in: Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100 , hereinafter multiplied by [***] and rounded to the first decimal place).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI detailed report” (found in Table 6. “Producer price indexes and percent changes for commodity groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100). Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.
2.4	Revision Formula

[***]

2.5	General Provisions

2.5.1	Roundings
(i)	The Material index average ([***]) shall be rounded to the nearest second decimal place and the labor index average ([***]) shall be rounded to the nearest first decimal place.

(ii)	[***] shall be rounded to the nearest second decimal place.

(iii)	The final factor ([***]) shall be rounded to the nearest third decimal place.
If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure. After final computation [***] shall be rounded to the nearest whole number (0.5 rounds to 1).
2.5.2	Final Index Values

The revised Reference Price at the date of Aircraft Delivery shall not be subject to any further adjustments in the indexes.

2.5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of these indexes referred to hereabove, AIRBUS shall reflect the substitute for the revised or discontinued index selected by CFM INTERNATIONAL, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula shall be made to accomplish this result.

2.5.4	Annulment of the Formula
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted due to increases in the costs of labor and materiel which have occurred from the period represented by the applicable Reference Composite Price Index to the twelfth (12th) month prior to the scheduled month of Aircraft Delivery.

2.5.5	Limitation

Should the ratio [***].
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

PART 3	INTERNATIONAL AERO ENGINES PRICE REVISION FORMULA (APPLICABLE TO ENGINES ON ALL BACKLOG AIRCRAFT)
3.1	Reference Price of Propulsion Systems

The Reference Price for a set of two (2) INTERNATIONAL AERO ENGINES is as follows:
US$[***] (US dollars — [***]) for V2524-A5 series Engines,

US$[***] (US dollars — [***]) for V2527-A5 series Engines and

USD [***] (US dollars — [***]) for V2533-A5 series Engines.
This Reference Price applies to the Engine type as specified in the MOU.

This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

3.2	Reference Period

The above Reference Price has been established in accordance with the averaged economic conditions prevailing in June 2005, July 2005 and August 2005 (delivery conditions January 2006), as defined, according to INTERNATIONAL AERO ENGINES by the ECIb and ICb, index values indicated in Clause 3.4. hereof.

3.3	Indexes

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in: Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI detailed report” (found in Table 6. “Producer price indexes and percent changes for
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

commodity groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).
Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

3.4	Revision Formula

[***]
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3.5	General Provisions

3.5.1	Roundings
(i)	[***] and [***] shall be calculated to the nearest tenth (1 decimal).

(ii)	Each quotient ([***]) shall be calculated to the nearest ten-thousandth (4 decimals).

(iii)	The final factor shall be rounded to the nearest ten-thousandth (4 decimals).
If the next succeeding place is five (5) or more the preceding decimal place shall be raised to the nearest higher figure.

After final computation [***] shall be rounded to the nearest whole number (0.5 rounds to 1).

3.5.2	Final Index Values

The revised Reference Price at the date of Aircraft delivery shall be the final price and shall not be subject to any further adjustments in the indexes.

If no final index values are available for any of the applicable month, the then published preliminary figures shall be the basis on which the Revised Reference Price shall be computed.

3.5.3	Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of these indexes referred to hereabove, AIRBUS shall reflect the substitute for the revised or discontinued index selected by INTERNATIONAL AERO ENGINES, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula shall be made to accomplish this result.

3.5.4	Annulment of Formula

Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted due to increases in the costs of labor and materiel which have occurred from the period represented by the applicable Reference Price Indexes to the fifth (5th), sixth (6th) and seventh (7th) month prior to the scheduled Aircraft delivery.
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

3.5.5	Limitation

Should the revised Reference Price [***], the final price shall be [***].
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

PART 4	PRATT AND WHITNEY PRICE REVISION FORMULA (APPLICABLE TO ENGINES ON A320 NEO AND A321 NEO AIRCRAFT)
4.1	Reference Price of the Propulsion Systems
     The Reference Price for a set of two (2) PRATT AND WHITNEY PW1100G Engines is as follows:
US$[***] (US dollars — [***]) for PW1124G,

US$[***] (US dollars — [***]) for PW1127G, and

US$[***] (US dollars — [***]) for PW1133G.
The Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.
4.2	Base Period
The Reference Price has been established in accordance with the average economic conditions prevailing in December 2008, January 2009, February 2009 and corresponding to a theoretical delivery in January 2010 as defined by “ECIb”, “ICb” and “C10b” index values indicated hereafter.
4.3	Indexes
Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI336411W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 9, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, NAICS Code 336411, base month and year December 2005 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: CIU2023211000000I.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed Report” (found in Table 6. “Producer Price indexes and percent changes for
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 = 100).
Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15

Metal Index: “Metals and metal products” Code 10” (hereafter referred to as “C10”) as published in “PPI Detailed Report” (found in Table 6. “Producer Price indexes and percent changes for commodity and service groupings and individual items not seasonally adjusted” or such other names that may be from time to time used for the publications title and/or table). (Base 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU10.
4.4	Revision formula
[***]
4.5	General Provisions
4.5.1	Roundings

The Labor Index average, the Material Index average, and the Metal Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient ([***]), ([***]) and ([***]) shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).
4.5.2	Substitution of Indexes for Price Revision Formula
If:
(i)	the United States Department of Labor substantially revises the methodology of calculation of the Labor Index , the Material Index, or the Metal Index as used in the Price Revision Formula, or
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(ii)	the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index , such Material Index, or such Metal Index, or

(iii)	the data samples used to calculate such Labor Index , such Material Index, or such Metal Index are substantially changed;
Pratt and Whitney shall select a substitute index for inclusion in the Price Revision Formula (the “Substitute Index”) and AIRBUS shall reflect such Substitute Index.

The Substitute Index shall reflect as closely as possible the actual variance of the labor costs, of the material costs, or of the metal costs used in the calculation of the original Labor Index, Material Index, or Metal Index as the case may be.

As a result of the selection of the Substitute Index, an appropriate adjustment to the Price Revision Formula shall be performed, to combine the successive utilization of the original Labor Index, Material Index or Metal Index (as the case may be) and of the Substitute Index.
PROPRIETARY AND CONFIDENTIAL

4.5.3	Final Index Values
The Index values as defined in Clause 4 above shall be considered final and no further adjustment to the adjusted Reference Price as revised at Aircraft Delivery (or payment of such revised amounts, as the case may be) shall be respectively made after Aircraft Delivery (or payment of such adjusted amounts, as the case may be) for any subsequent changes in the published Index values.
4.5.4	Limitation
Should the sum of [***].

APPENDIX 3
JETBLUE A320 CUSTOMIZATION BUDGET PROPOSAL
Based on Standard Specification A320-200
issue 7.0 dated 1st March 2007
A320 Aircraft

		A320-200 SCNs	Estimated BFE Budget
		[***]	[***]
ATA	TITLE	per aircraft	per aircraft	Comments

[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

		A320-200 SCNs	Estimated BFE Budget
		[***]	[***]
ATA	TITLE	per aircraft	per aircraft	Comments

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
57-00	Installation of sharklets	[***]		Subject to industrial and certification constraints
72-00	A320-200 engine selection — V2527-A5 at 25,400 lbf	(**)	[***]

	TOTAL OF SCNS AND ESTIMATED BFE BUDGET — $US DC01/2010 PER AIRCRAFT	[***]	[***]
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

[***]
(**) : The indicated thrust is the Airbus Equivalent Thrust at Mach number 0.25 / ISA +15C / sea level thrust divided by 0.8 (representative of sea level aircraft performance).

It may differ from the nominal thrust that will be eventually indicated by the engine manufacturer.
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX 3
JETBLUE A320NEO CUSTOMIZATION BUDGET PROPOSAL
Based on Standard Specification A320-200 issue 7.0
dated 1st March 2007
A320neo Aircraft
LIST OF IRREVOCABLE SCNS ASSOCIATED WITH THE NEO OPTIONS
The Seller is currently developing a new engine option (the “New Engine Option” or “NEO” applicable to the A319/A320/A321.
The respective A319/A320/A321 NEO specifications shall be derived from the current A320 Family specification, and are based on the new engines quoted below together with the required airframe structural ad aptations as well as Aircraft systems and software adaptations required to operate such new engines.
The NEO aircraft specification shall incorporate the new large wingtip device (the “Sharklets”) currently designed by the Seller to enhance the eco-efficiency and payload range performance of the A320 family aircraft.
The NEO aircraft will be equipped with either (i) a set of two (2) CFMI LEAP-X engines or (ii) a set of two (2) Pratt & Whitney engines
NB: These options shall be irrevocably part of the A320 NEO specification

A320-200 NEO
SCN Budget
[***]
ATA	TITLE	per aircraft
[***]	[***]	[***]
57-00	Installation of sharklets	[***]
72-00	A320-200 NEO engine selection : CFMI LEAP-X1A26 at 26,300 lbf (**) or PW PW1127G at 26,300 lbf (**)	[***]
	TOTAL OF IRREVOCABLE SCNS — [***] PER AIRCRAFT	[***]
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LIST OF ADDITIONAL SCNS
NB: Certain options from this list and currently available Airbus catalogues may not be applicable and/or certified for Aircraft equipped with New Engine Option in 2016 and 2017.

		A320-200 NEO	Estimated
		SCN Budget	BFE Budget
		[***]	[***]
ATA	TITLE	per aircraft	per aircraft	Comments
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

		A320-200 NEO	Estimated
		SCN Budget	BFE Budget
		[***]	[***]
ATA	TITLE	per aircraft	per aircraft	Comments
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]		[***]
53-40	[***]	[***]		[***]
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

		A320-200 NEO	Estimated
		SCN Budget	BFE Budget
		[***]	[***]
ATA	TITLE	per aircraft	per aircraft	Comments
	TOTAL OF ADDITIONAL SCNS AND ESTIMATED BFE BUDGET — [***] PER AIRCRAFT	[***]	[***]

	GRAND TOTAL SCN AND BFE BUDGET FOR A320-200 EQUIPPED WITH NEO — [***] PER AIRCRAFT	[***]	[***]

[***]

(**) :	The indicated thrust is the Airbus Equivalent Thrust at Mach number 0.25 / ISA +15C / sea level thrust divided by 0.8 (representative of sea level aircraft performance).
     It may differ from the nominal thrust that will be eventually indicated by the engine manufacturer.
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX 3
JETBLUE A321 CUSTOMIZATION BUDGET PROPOSAL
Based on Standard Specification A321-200 issue 4.0
dated 1st March 2007
A321 Aircraft

Estimated
BFE Budget
		A321-200 SCNs	[***]
		[***]	per
ATA	TITLE	per aircraft	aircraft	Comments
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Estimated
BFE Budget
		A321-200 SCNs	[***]
		[***]	per
ATA	TITLE	per aircraft	aircraft	Comments
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
57-00	Installation of sharklets	[***]		Subject to industrial and certification contraints
72-00	A321-200 engine selection — V2533-A5 at 31,700 lbf (**)	[***]
	TOTAL OF SCNS AND ESTIMATED BFE BUDGET — [***] PER AIRCRAFT	[***]	[***]

[***]

(**)	: The indicated thrust is the Airbus Equivalent Thrust at Mach number 0.25 / ISA +15C / sea level thrust divided by 0.8 (representative of sea level aircraft performance).
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

     It may differ from the nominal thrust that will be eventually indicated by the engine manufacturer.
          Additional options for considerations

		A321-200 SCNs	Estimated BFE Budget
		[***]	[***]
ATA	TITLE	per aircraft	per aircraft	Comments
[***]	ETOPS 120mn requirement	[***]		[***]
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX 3
JETBLUE A321NEO CUSTOMIZATION BUDGET PROPOSAL
Based on Standard Specification
A321-200
issue 4.0 dated 1st
March 2007
A321neo Aircraft
LIST OF IRREVOCABLE SCNS ASSOCIATED WITH THE NEO OPTIONS
The Seller is currently developing a new engine option (the “New Engine Option” or “NEO” applicable to the A319/A320/A321.
The respective A319/A320/A321 NEO specifications shall be derived from the current A320 Family specification, and are based on the new engines quoted below together with the required airframe structural adaptations as well as Aircraft systems and software adaptations required to operate such new engines.
The NEO aircraft specification shall incorporate the new large wingtip device (the “Sharklets”) currently designed by the Seller to enhance the eco-efficiency and payload range performance of the A320 family aircraft.
The NEO aircraft will be equipped with either (i) a set of two (2) CFMI LEAP-X engines or (ii) a set of two (2) Pratt & Whitney engines
NB: These options shall be irrevocably part of the A321 NEO specification

A321-200 NEO
SCN Budget
[***]
ATA	TITLE	per aircraft
[***]	[***]	[***]
57-00	Installation of sharklets	[***]
72-00	A321-200 NEO engine selection : CFMI LEAP-X1A32 at 32,100 lbf (**) or PW PW1133G at 32,100 lbf (**)	[***]
	TOTAL OF IRREVOCABLE SCNS — [***] PER AIRCRAFT	[***]
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

LIST OF ADDITIONAL SCNS
NB: Certain options from this list and currently available Airbus catalogues may not be applicable and/or certified for Aircraft equipped with New Engine Option in 2016 and 2017.

		A321-200 NEO	Estimated
BFE Budget
		SCN Budget	[***]
ATA	TITLE	[***] per aircraft	per aircraft	Comments
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

		A321-200 NEO	Estimated
BFE Budget
		SCN Budget	[***]
ATA	TITLE	[***] per aircraft	per aircraft	Comments
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]		[***]
[***]	[***]	[***]		[***]
	TOTAL OF ADDITIONAL SCNS AND ESTIMATED BFE BUDGET - [***] PER AIRCRAFT	[***]	[***]
	GRAND TOTAL SCN AND BFE BUDGET FOR A321-200 EQUIPPED WITH NEO - [***] PER AIRCRAFT	[***]	[***]

[***]
(**)	: The indicated thrust is the Airbus Equivalent Thrust at Mach number 0.25 / ISA +15C / sea level thrust divided by 0.8 (representative of sea level aircraft performance).
     It may differ from the nominal thrust that will be eventually indicated by the engine manufacturer.
Additional options for considerations

		A321-200 NEO	Estimated
BFE Budget
		SCN Budget	[***]
ATA	TITLE	[***] per aircraft	per aircraft	Comments
[***]	[***]	[***]		[***]
PROPRIETARY AND CONFIDENTIAL
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APPENDIX 4A
LETTER AGREEMENT
As of      , 2011
JetBlue Airways
118-29 Queens Blvd
Forest Hills, New-York 11375
Re: A320 AIRCRAFT PERFORMANCE GUARANTEE — NEO (CFM A320 LEAP-X ENGINES)
Dear Ladies and Gentlemen,
JETBLUE AIRWAYS. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A320 Family Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. _ (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the A320 Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.
DRAFT WITHOUT PREJUDICE
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

1	AIRCRAFT CONFIGURATION

The guarantees defined in Paragraphs 2 and 3 below (the “Guarantees”) are applicable to the A320 Aircraft as described in the A320 Standard Specification D 000 02000 Issue 7 dated 1st March 2007 as amended by SCNs for:

i) NEO aircraft configuration

ii) installation of CFM LEAP-X1A26 engines

iii) the following design weights:
Maximum Take-Off Weight (MTOW) [***]

Maximum Landing Weight (MLW) [***]

Maximum Zero Fuel Weight (MZFW) [***]
hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.
2	[***]
DRAFT WITHOUT PREJUDICE
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

8	UNDERTAKING REMEDIES

Should the A320 Aircraft fail to meet any of the Guarantees specified in this Letter Agreement the Seller [***].
DRAFT WITHOUT PREJUDICE
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

AIRBUS S.A.S.
By:
Title:

JETBLUE AIRWAYS
By:
Title:

DRAFT WITHOUT PREJUDICE

APPENDIX 4B
LETTER AGREEMENT NO.
As of      , 2011
JetBlue Airways
118-29 Queens Blvd
Forest Hills, New-York 11375
Re: A320 AIRCRAFT PERFORMANCE GUARANTEE — NEO (PW A320 PW1127G ENGINES)
Dear Ladies and Gentlemen,
JETBLUE AIRWAYS. (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an Airbus A320 Family Purchase Agreement of even date herewith (the “Agreement”) which covers, among other matters, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. _ (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the A320 Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement have the meanings assigned thereto in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
Both parties agree that this Letter Agreement constitutes an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement is governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.
DRAFT WITHOUT PREJUDICE

1	AIRCRAFT CONFIGURATION

The guarantees defined in Paragraphs 2 and 3 below (the “Guarantees”) are applicable to the A320 Aircraft as described in the A320 Standard Specification D 000 02000 Issue 7 dated 1st March 2007 as amended by SCNs for:

i)NEO aircraft configuration

ii)installation of Pratt and Whitney PW1127G engines

iii)the following design weights:

Maximum Take-Off Weight (MTOW) [***]

Maximum Landing Weight (MLW) [***]

Maximum Zero Fuel Weight (MZFW) [***]

hereinafter referred to as the “Specification” without taking into account any further changes thereto as provided in the Agreement.

2	[***]
DRAFT WITHOUT PREJUDICE
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

8	UNDERTAKING REMEDIES

Should the A320 Aircraft fail to meet any of the Guarantees specified in this Letter Agreement [***]
DRAFT WITHOUT PREJUDICE
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

AIRBUS S.A.S.
By:
Title:

JETBLUE AIRWAYS
By:
Title:

DRAFT WITHOUT PREJUDICE